Confidential | for discussion purposes only GOLUB CAPITAL BDC 4, INC. EARNINGS PRESENTATION QUARTER ENDED MARCH 31, 2026

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including, without limitation, those caused by global health pandemics or other large scale events; the effect of investments that we expect to make and the competition for those investments; completion of a public offering of our securities or other liquidity event; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC (“GC Advisors”), our investment adviser, and other affiliates of Golub Capital LLC (collectively, “Golub Capital”); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevated levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics or other large scale events; turmoil in Ukraine, Russia and the Middle East, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results – GBDC 4 generated net investment income (“NII”) per share of $0.39, or an annualized NII return on equity1 of 10.5% during the quarter ended March 31, 2026. – Earnings (loss) per share of $(0.07) was impacted by market-wide credit spread widening and associated fair value adjustments driven by $(0.46) per share of net unrealized losses on investments, primarily resulting from fair value markdowns in GBDC 4’s highest performing portfolio companies (see page 7). – GBDC 4 has achieved an inception-to-date IRR2 on NAV of 11.4% through March 31, 2026. – For the quarter ended March 31, 2026, we made new investment commitments of $157.8 million and the fair value of investments as of March 31, 2026 was $2,483.7 million. Overall, total investments in portfolio companies at fair value increased by $101.5 million or 4.3%. – The annualized investment income yield3 for the three months ended March 31, 2026 was 9.3%, a decrease from 9.9% for the three months ended December 31, 2025. – Strong credit performance: over 98% of the investments in our portfolio at fair value continue to have an Internal Performance Rating of 4 or higher as of March 31, 2026 and there were two portfolio company investments on non-accrual. 1. Net investment income - return on equity is calculated as (a) net investment income after excise tax, if any, divided by (b) the daily average of total net assets. 2. Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning April 1, 2022 and ending March 31, 2026. The first investment in GBDC 4 took place on April 1, 2022. These returns do not represent an actual return to any investor in the Company. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued Payment in Kind (“PIK”)/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value.

4 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Net income (loss) $22,263 $23,616 $28,214 $29,964 $(5,263) Net investment income 21,039 23,121 26,921 30,076 30,330 Net realized/unrealized gain (loss) 1,224 495 1,293 (112) (35,593) Distributions declared 22,263 23,616 28,214 29,964 10,309 Quarter Ended Per Share1 and Return on Equity Statistics March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Earnings (loss) per weighted average share $0.43 $0.40 $0.42 $0.41 $(0.07) Net investment income per weighted average share 0.41 0.39 0.40 0.41 0.39 Accrual (reversal) for capital gain incentive fee per weighted average share 0.00* (0.00)* 0.00* 0.00* (0.02) Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share2 0.41 0.39 0.40 0.41 0.37 Net realized/unrealized gain (loss) per weighted average share 0.02 0.01 0.02 (0.00)* (0.46) Annualized return on equity – net income3 11.8% 10.8% 11.2% 11.0% N/A Quarterly return on equity – net income4 3.0% 2.7% 2.8% 2.8% (0.5)% Net asset value $15.00 $15.00 $15.00 $15.00 $14.81 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable for the period ended March 31, 2026, as calculated under the Investment Advisory Agreement is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 3. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 4. Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. * Represents an amount less than $0.01

5 Portfolio Highlights - New Originations Quarter Ended March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $136.6 $269.7 $442.6 $284.3 $157.8 Exits and Sales of Investments 45.0 30.2 58.0 108.3 20.4 Net Funds Growth1 110.7 252.1 313.7 173.0 101.5 Asset Mix of New Investments Senior Secured 4% 6% 4% 14% 3% One Stop 94% 90% 89% 85% 95% Junior Debt2 0% 1% 6% 0% 0% Equity and Other Investments 2% 3% 1% 1% 2% Portfolio Rotation - Debt Investments Weighted average rate on new investments3 9.9% 9.0% 9.1% 8.4% 8.5% Weighted average spread over the applicable base rate of new floating rate investments4 5.6% 4.9% 5.0% 4.7% 4.8% Weighted average rate of sales and payoffs of portfolio investments5 9.7% 9.3% 10.9% 8.9% 9.2% Weighted average fees on new investments 0.9% 0.6% 0.6% 0.5% 0.5% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior Debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a Secured Overnight Financing Rate (“SOFR”), Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. 5. Excludes the disposition of non-accrual assets, if any. – Total investments at fair value increased by approximately 4.3%, or $101.5 million, during the three months ended March 31, 2026. – Total investments in portfolio companies at fair value was $2.5 billion at March 31, 2026.

6 $15.00 $0.39 ($0.13) $0.00* ($0.46) $0.01 $14.81 December 31, 2025 NAV Net Investment Income Dividends Recorded in March 31, 2026 Quarter Net Realized Gain (Loss) on Investments and Foreign Currency Transactions Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions Other March 31, 2026 NAV NAV Per Share Bridge Unrealized Losses Drove a NAV per Share Decrease from December 31, 2025 Net Realized & Unrealized Loss: ($0.46) 1. Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of the dividend record date. * Represents an amount less than $0.01 1

7 Spread Widening in High Performing Credits Primary Driver of NAV Decline * Represents an amount less than $0.01 ^ Represents an amount less than 1% 1. Includes only debt investments held as of December 31, 2025 and March 31, 2026. Price reflects the fair value of debt investments as a percentage of the outstanding principal value by Internal Performance Rating category. 2. Net change in unrealized depreciation on investments reflects the net change in unrealized appreciation or depreciation on total debt and equity investments for the three months ended March 31, 2026 and excludes the change in unrealized appreciation or depreciation resulting from the translation of assets and liabilities in foreign currencies and forward currency contracts. 3. Based on weighted average shares outstanding for the three months ended March 31, 2026. Drivers of Net Change in Unrealized Depreciation Per Share Category Average Price1 Net Change in Unrealized Depreciation on Investments2, 3 Primary Driver 12/31/25 3/31/26 $ Per Share % to Total Internal Performance Ratings 4 and 5 (Performing At or Above Expectations) 99.9% 98.4% $(0.45) 98% Spread widening Internal Performance Rating 3 (Performing Below Expectations) 91.9% 90.5% $(0.01) 2% Spread widening, credit challenges Internal Performance Ratings 1 and 2 (Performing Materially Below Expectations) 82.0% 62.4% $(0.00)* 0%^ Pre-existing credit challenges Total 99.7% 98.3% $(0.46) 100%

8 Portfolio Highlights - Portfolio Diversity as of March 31, 2026 Portfolio Composition by Seniority 2%1% 93% 5% 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as approximate percentages of the portfolio at fair value are labeled. All other industry segments are each below 3%. Investment Portfolio $2,484MM | 252 Portfolio Companies | Average Size 0.4% First Lien Traditional Senior First Lien One Stop Junior Debt1 Equity 98% First Lien Diversification by Portfolio Company Top 10 Portfolio Companies 14% Top 25 Portfolio Companies 31% Remaining 227 Portfolio Companies 69% Avg. Size 0.4% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 Floating, 99% Fixed, 1% Software 26% Diversified Consumer Services 7% Insurance 6% Hotels, Restaurants & Leisure 6% Healthcare Technology 6% Specialty Retail 5% Healthcare Providers & Services 5% Healthcare Equipment & Supplies 4% Automobiles 4% Professional Services 3% Commercial Services & Supplies 3% 28 industries below 3%

9 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash and accrued PIK/non-cash dividend income, but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 12.2% 12.0% 10.9% 10.6% 10.4% 10.4% 9.9% 9.3% 11.8% 11.6% 10.6% 10.2% 10.1% 10.1% 9.5% 9.1% 4.0% 3.8% 3.2% 3.6% 3.5% 4.1% 3.9% 3.5% 8.2% 8.2% 7.7% 7.0% 6.9% 6.3% 6.0% 5.8% 5.3% 4.6% 4.3% 4.3% 4.3% 4.0% 3.7% 3.7% Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt⁴ 3-Month Secured Overnight Financing Rate (“SOFR”) FY’24 Q 3 FY’24 Q 4 FY’25 Q 1 FY’25 Q 2 FY’25 Q 3 FY’25 Q 4 FY’26 Q 1 FY’26 Q 2 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% Portfolio Highlights - Economic Analysis

10 Portfolio Highlights - Portfolio Ratings – Over 98% of the investments in our portfolio at fair value have an Internal Performance Rating of 4 or higher as of March 31, 2026, and two portfolio company investments were on non-accrual. Internal Performance Ratings (% of Portfolio at Fair Value) At Fiscal Year End At Quarter End Rating 2022 2023 2024 2025 December 31, 2025 March 31, 2026 5 2.7% 0.0% 0.1% 6.5% 2.4% 2.4% 4 97.3% 99.8% 99.4% 93.0% 96.2% 96.3% 3 0.0% 0.2% 0.5% 0.5% 1.4% 1.3% 2 0.0% 0.0% 0.0% 0.0%* 0.0%* 0.0%* 1 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower could be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination * Represents an amount less than 0.1%

11 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 (unaudited) (unaudited) (audited) (unaudited) (unaudited) Assets Investments, at fair value $1,643,383 $1,895,482 $2,209,174 $2,382,163 $2,483,694 Cash, cash equivalents and foreign currencies 10,835 21,185 17,820 21,414 11,807 Restricted cash, cash equivalents and foreign currencies 31,711 281,692 48,487 117,767 53,084 Other assets 12,717 19,203 21,934 23,985 17,698 Total Assets $1,698,646 $2,217,562 $2,297,415 $2,545,329 $2,566,283 Liabilities and Net Assets Debt $835,504 $1,195,554 $1,189,555 $1,319,957 $1,333,243 Unamortized debt issuance costs (7,131) (9,322) (8,281) (7,317) (6,346) Interest payable 11,897 10,484 18,244 30,980 14,018 Distributions payable 15,832 16,648 19,791 20,489 — Management and income incentive fees payable 4,322 4,763 5,741 7,442 6,210 Other liabilities 2,676 3,468 3,810 4,389 6,769 Total Liabilities $863,100 $1,221,595 $1,228,860 $1,375,940 $1,353,894 Total Net Assets $835,546 $995,967 $1,068,555 $1,169,389 $1,212,389 Total Liabilities and Net Assets $1,698,646 $2,217,562 $2,297,415 $2,545,329 $2,566,283 Net Asset Value per Share $15.00 $15.00 $15.00 $15.00 $14.81 GAAP Leverage 1.01x 1.21x 1.13x 1.16x 1.11 x GAAP debt-to-equity, net1 0.99 x 1.18 x 1.10 x 1.11 x 1.09 x Asset coverage 198.6% 182.6% 188.5% 186.6% 190.0 % Common shares outstanding 55,703,116 66,397,771 71,236,993 77,959,284 81,864,006 1. GAAP debt-to-equity, net is calculated as (a) total debt, including other short-term borrowings, reduced by (i) cash, (ii) cash equivalents and foreign currencies and (iii) restricted cash held for partial repayment on notes of certain of our securitization vehicles past their reinvestment period term (if any) divided by (b) total net assets.

12 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $40,964 $44,660 $51,934 $56,772 $55,164 Dividend income 114 181 372 392 243 Fee income 136 278 493 225 134 Total Investment Income $41,214 $45,119 $52,799 $57,389 $55,541 Expenses Interest and other debt financing expenses $14,797 $16,383 $18,678 $19,593 $18,921 Base management fee, net of waiver 1,975 2,213 2,609 2,947 3,056 Incentive fee, net of waiver 2,348 2,550 3,017 3,351 3,210 Incentive fee – capital gains 90 (165) 236 83 (1,440) Other operating expenses 965 1,017 1,338 1,339 1,464 Total Expenses $20,175 $21,998 $25,878 $27,313 $25,211 Net Investment Income $21,039 $23,121 $26,921 $30,076 $30,330 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $145 ($214) $196 $236 $258 Net unrealized appreciation (depreciation) on investments and foreign currency transactions 1,079 709 1,097 (348) (35,851) Net gain (loss) on investments and foreign currency transactions $1,224 $495 $1,293 ($112) ($35,593) Net increase/(decrease) in net assets resulting from operations $22,263 $23,616 $28,214 $29,964 ($5,263) Per Share Data1 Earnings/(loss) per weighted average share $0.43 $0.40 $0.42 $0.41 ($0.07) Net investment income per weighted average share $0.41 $0.39 $0.40 $0.41 $0.39 Distributions declared per share2 $0.44 $0.39 $0.42 $0.42 $0.13 Weighted average common shares outstanding 51,286,041 58,534,461 67,102,706 72,547,078 78,380,840 1. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

13 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1. The 11.4% IRR on NAV is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning April 1, 2022 and ending March 31, 2026. The first investment in GBDC 4 took place on April 1, 2022. These returns do not represent an actual return to any investor in GBDC 4. 1.0% 1.0% 2.7% 4.7% 4.4% 4.4% 4.1% 5.7% 4.2% 3.6% 3.1% 3.0% 2.7% 2.8% 2.8% (0.5)% Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Investors in GBDC 4 have achieved a 11.4% IRR on NAV1 Avg. 3.1%

14 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash, cash equivalents and foreign currencies totaled $11.8 million as of March 31, 2026. – Restricted cash, cash equivalents and foreign currencies totaled $53.1 million as of March 31, 2026. Restricted cash is held in our securitization vehicles and certain of our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Capital Subscriptions – As of March 31, 2026, we had total investor capital subscriptions of $1,523.6 million and contributed capital of $1,183.9 million (77.7% called capital ratio). – During the quarter ended March 31, 2026, we issued one capital call for proceeds totaling $52.5 million. Debt Facilities – Availability – Deutsche Bank Credit Facility - As of March 31, 2026, subject to leverage and borrowing base restrictions, we had $221.6 million of remaining commitments and $117.6 million of availability on this $300.0 million revolving credit facility. – BNP Credit Facility - As of March 31, 2026, subject to leverage and borrowing base restrictions, we had $294.4 million of remaining commitments and $45.7 million of availability on this $750.0 million revolving credit facility. – GC Advisors Revolver - As of March 31, 2026, we had $100.0 million of remaining commitments and availability on our $100.0 million unsecured line of credit with GC Advisors. Key Funding Vehicles1 (Dollar amounts in 000s) Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate2 2025 Debt Securitization $799,250 $799,250 $— June 20, 2029 July 20, 2037 3 Month SOFR + 1.68% Deutsche Bank Credit Facility 300,000 78,373 221,627 March 28, 2027 March 28, 2030 3 Month SOFR + 1.75% BNP Credit Facility 750,000 455,620 294,380 August 15, 2027 August 15, 2030 3 Month SOFR + 1.85% GC Advisors Revolver 100,000 — 100,000 N/A March 26, 2028 Applicable Federal Rate 1. Information is presented as of March 31, 2026. 2. Interest rate for securitizations represents the weighted average spread over 3-month Secured Overnight Financing Rate (“SOFR”) for the various tranches of issued notes, excluding tranches retained by the Company. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement.

15 Common Stock and Distribution Information Distributions Paid and Payable (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount November 14, 2024 January 17, 2025 January 2025 50,938,518.774 March 18, 2025 $0.1262 $6,431 February 3, 2025 February 26, 2025 February 2025 51,051,506.453 May 21, 2025 0.1614 8,239 February 3, 2025 March 17, 2025 March 2025 51,051,506.453 May 21, 2025 0.1487 7,593 Total for Quarter Ended March 31, 2025 $0.4363 $22,263 February 3, 2025 April 18, 2025 April 2025 57,232,221.572 June 17, 2025 $0.1217 $6,968 May 2, 2025 May 26, 2025 May 2025 57,446,759.391 August 20, 2025 0.1348 7,742 May 2, 2025 June 20, 2025 June 2025 66,397,771.207 August 20, 2025 0.1341 8,906 Total for Quarter Ended June 30, 2025 $0.3906 $23,616 May 2, 2025 July 18, 2025 July 2025 66,397,771.207 September 17, 2025 $0.1269 $8,423 August 1, 2025 August 26, 2025 August 2025 66,616,608.403 November 20, 2025 0.1522 10,139 August 1, 2025 September 15, 2025 September 2025 66,616,608.403 November 20, 2025 0.1449 9,652 Total for Quarter Ended September 30, 2025 $0.4240 $28,214 August 1, 2025 October 15, 2025 October 2025 71,236,992.933 December 17, 2025 $0.1330 $9,475 November 14, 2025 November 14, 2025 November 2025 71,236,992.933 January 21, 2026 0.1425 10,150 November 14, 2025 December 12, 2025 December 2025 71,496,901.607 February 18, 2026 0.1446 10,339 Total for Quarter Ended December 31, 2025 $0.4201 $29,964 November 14, 2025 January 16, 2026 January 2026 77,959,283.765 March 18, 2026 $0.1322 $10,309 February 2, 2026 February 25, 2026 February 20261 78,229,297.484 May 20, 2026 — — February 2, 2026 March 16, 2026 March 20262 78,229,297.484 May 20, 2026 — — Total for Quarter Ended March 31, 2026 $0.1322 $10,309 1. On February 2, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of February 28, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period February 1, 2026 through February 28, 2026 and the payment of this distribution is $15.00 per share. As the net asset value per share was $15.00 per share or lower, the distribution declared for the period was zero. 2. On February 2, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of March 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period March 1, 2026 through March 31, 2026 and the payment of this distribution is $15.00 per share. As the net asset value per share was $15.00 per share or lower, the distribution declared for the period was zero.

16 Common Stock and Distribution Information (cont’d) Distributions Declared (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount February 2, 2026 April 17, 2026 April 20261 81,864,005.909 June 17, 2026 TBD TBD May 1, 2026 May 25, 2026 May 20262 TBD August 19, 2026 TBD TBD May 1, 2026 June 19, 2026 June 20263 TBD August 19, 2026 TBD TBD May 1, 2026 July 17, 2026 July 20264 TBD September 16, 2026 TBD TBD 1. On February 2, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of April 30, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period April 1, 2026 through April 30, 2026 and the payment of this distribution is $15.00 per share. 2. On May 1, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of May 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period May 1, 2026 through May 31, 2026 and the payment of this distribution is $15.00 per share. 3. On May 1, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of June 30, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period June 1, 2026 through June 30, 2026 and the payment of this distribution is $15.00 per share. 4. On May 1, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of July 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period July 1, 2026 through July 31, 2026 and the payment of this distribution is $15.00 per share.